Exhibit 99.1

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This exhibit 99.1 may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna’s current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements relating to our projected consolidated revenue, earnings before interest and taxes, adjusted income (loss) from operations, shareholders’ net income and free cash flow, as well as statements relating to projected statutory balance sheets of certain of our subsidiaries; future financial or operating performance, including our ability to deliver personalized and innovative solutions for our customers and clients and future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans; our prospects for growth in the coming years; statements regarding the proposed merger between Cigna and Anthem, Inc. (Anthem); and other statements regarding Cigna’s and Anthem’s future beliefs, expectations, plans intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should”, “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions; the substantial level of government regulation over our business and the potential effects of new laws or regulations, or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations and actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems; and unfavorable industry, economic or political conditions, the timing and likelihood of completion of the proposed merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction; the possibility that Cigna or Anthem shareholders may not approve the proposed merger; the possibility that the expected synergies and value creation from the proposed merger will not be realized or will not be realized within the expected time period; the risk that the businesses of Cigna and Anthem will not be integrated successfully; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed merger does not close, including due to the failure to satisfy the closing conditions; the risk that financing for the proposed merger may not be available on favorable terms, as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the investor relations section of www.cigna.com or by contacting Cigna’s Investor Relations department at 215-761-4198 as well as on Anthem’s most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.antheminc.com or by contacting Anthem’s Investor Relations Department at (317) 488-6181. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction involving Cigna Corporation (“Cigna”) and Anthem, Inc. (“Anthem”) will be submitted to Cigna’s shareholders and Anthem’s shareholders for their consideration. In connection with the proposed transaction, Anthem will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for Cigna’s shareholders and Anthem’s shareholders to be filed with the Securities and Exchange Commission (the “SEC”), and each of Cigna and Anthem will mail the joint proxy statement/prospectus to their respective shareholders and file other documents regarding the proposed transaction with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that Cigna or Anthem may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed or furnished by Cigna or Anthem with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus from Cigna by going to its investor relations page on its corporate web site at www.cigna.com or by contacting Cigna’s Investor Relations department at (215) 761-4198 and from Anthem by going to its investor relations page on its corporate web site at www.antheminc.com or by contacting Anthem’s Investor Relations Department at (317) 488-6181.

PARTICIPANTS IN THE SOLICITATION

Cigna, Anthem, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Cigna’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 13, 2015 and information about Anthem’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 1, 2015. These documents are available free of charge from the sources indicated above, and from Cigna by going to its investor relations page on its corporate web site at www.cigna.com or by contacting Cigna’s Investor Relations department at (215) 761-4198 and from Anthem by going to its investor relations page on its corporate web site at www.antheminc.com or by contacting Anthem’s Investor Relations Department at (317) 488-6181. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the registration statement, the joint proxy statement/prospectus and other relevant materials Cigna and Anthem file with the SEC.

CERTAIN UNAUDITED PROSPECTIVE FINANCIAL INFORMATION

In connection with the negotiation of the merger of a wholly owned subsidiary of Anthem, Inc., an Indiana corporation, and Cigna, Cigna’s management prepared certain non-public unaudited financial forecasts. Although Cigna periodically may issue limited public guidance concerning its expected financial performance, Cigna does not, as a matter of course, publicly disclose detailed financial forecasts. However, Cigna will be providing the non-public unaudited financial forecasts in this exhibit 99.1 to the Connecticut Insurance Department. The Connecticut Insurance Department has advised Cigna that it will be making these non-public unaudited financial forecasts available to the public via the Connecticut Insurance Department’s website.

The unaudited financial forecasts were not prepared for the purpose of public disclosure, nor were they prepared in compliance with published guidelines of the Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or accounting principles generally accepted in the United States (GAAP). The submission of the unaudited financial forecasts to the Connecticut Insurance Department should not be regarded as an indication that Cigna or any other recipient of the unaudited financial forecasts considered, or now considers, the forecasts to be necessarily material or predictive of actual future results, and the unaudited financial forecasts should not be relied upon as such.

No independent registered public accounting firm has examined, compiled or otherwise performed any procedures with respect to the prospective financial information contained in the unaudited financial forecasts and, accordingly, no independent registered public accounting firm has expressed any opinion or given any other form of assurance with respect thereto, and no independent registered public accounting firm assumes any responsibility for the prospective financial information.

The unaudited financial forecasts were developed for Cigna on a stand-alone basis and do not give effect to any changes to Cigna’s operations or strategy that may be implemented in the future. The statutory balance sheets of certain of Cigna’s subsidiaries are on an entity-level basis and should not be regarded as representative of Cigna’s consolidated financial performance. The projected balance sheets were prepared on a basis consistent with our statutory financial filings in Connecticut with the exception of aggregating several balance sheet line items.

The Cigna financial forecasts reflect numerous assumptions and estimates that Cigna made in good faith, including (1) with respect to the projections of adjusted income (loss) from operations per share and adjusted income (loss) from operations per share including amortization of other acquired intangible assets, per share, that Cigna, as a stand-alone company, would continue to repurchase shares of its common stock in the ordinary course of business, (2) that macroeconomic conditions will remain stable, both in the U.S. and globally, (3) that the Patient Protection and Affordable Care Act will not be repealed or defunded, (4) that the interest rate environment will remain stable, (5) that competitor pricing will remain rational, (6) that commercial medical cost trends will be in line with recent experience, (7) that the Medicare Advantage and managed Medicaid rate environments will remain stable and membership in those programs will continue to grow in line with recent trends, (8) that consumers will continue to take on greater decision-making and financial responsibility with respect to their health care and (9) that providers will remain receptive to partnering with Cigna on value-based contracting to reduce the cost of care, improve quality and provide consumers with better health care experiences.

While presented with numeric specificity, the unaudited financial forecasts were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Cigna’s management. As a result, actual results may differ materially from the unaudited financial forecasts, and there can be no assurance that the forecasts will be realized. Since the forecasts cover multiple years, this information by its nature becomes less meaningful and predictive with each successive year. Cigna has not made and does not make any representation to any shareholder or other person regarding Cigna’s ultimate performance compared to the information contained in the unaudited financial forecasts. Disclosure of these internal financial forecasts should not be regarded as an indication that Cigna or its affiliates, advisors or representatives considered these internal financial forecasts to be predictive of actual future results, and these internal financial forecasts should not be relied upon as such nor should the information contained in these internal financial forecasts be considered appropriate for other purposes. Except as may be required under applicable federal securities law, Cigna does not undertake any obligation to update or otherwise revise the unaudited financial forecasts to reflect events or circumstances after the date the forecasts were made, including events or circumstances that may have occurred during the period between that date and the date of the Form 8-K to which this exhibit is attached, or to reflect the occurrence of unanticipated events, even in the event that any or all of the assumptions are shown to be in error.

The following tables present the unaudited financial forecasts that will be made available to the Connecticut Insurance Department:

Cigna Corporation Consolidated Financial Information

	2015E	2016E	2017E	2018E
	(in millions, except per share data; “E” refers to estimated)
Operating revenues(1)	$37,955	$40,876	$45,022	$50,343
Adjusted income (loss) from operations(2)	$2,208	$2,417	$2,698	$2,986
EBIT(3)	$3,631	$3,993	$4,510	$5,011
Adjusted income (loss) from operations, per share(4)	$8.61	$9.66	$11.03	$12.46
Adjusted income (loss) from operations including amortization of other acquired intangible assets, per share(5)	$8.22	$9.30	$10.74	$12.21
Unlevered free cash flow(6)	$1,680	$1,851	$1,912	$1,995

The measures presented above were not determined in accordance with GAAP and should not be considered substitutes for or superior to the following GAAP measures: consolidated revenues, shareholders’ net income, and cash flows from operating activities.

(1)	Operating revenues represent consolidated revenues excluding net realized investment results.
(2)
Adjusted income (loss) from operations represents shareholders’ net income (loss) excluding the following after-tax adjustments: net realized investment results, amortization of other acquired intangible assets and special items. Aggregate pre-tax amortization of other acquired intangible assets expense was estimated to be $162 million, $144 million, $114 million and $98 million for 2015, 2016, 2017 and 2018, respectively.

Adjusted income (loss) from operations is a measure of profitability used by Cigna’s management because it presents the underlying results of operations of Cigna’s businesses and permits analysis of trends in underlying revenue, expenses and shareholders’ net income.

(3)	EBIT represents adjusted income (loss) from operations before interest expense and income taxes, and includes amortization of other acquired intangible assets.
(4)	Adjusted income (loss) from operations per share is calculated as adjusted income (loss) from operations divided by the projected diluted weighted average Cigna common shares outstanding.
(5)
Adjusted income (loss) from operations including amortization of other acquired intangible assets per share is calculated as adjusted income (loss) from operations including amortization of other acquired intangible assets divided by the projected diluted weighted average Cigna common shares outstanding.

(6)
Unlevered free cash flow represents EBIT plus depreciation and amortization expense and the tax benefit for the deductible portion of amortization, minus income taxes, increases in working capital, pension contributions, capital expenditures and net cash flow retained at subsidiaries to satisfy risk-based capital requirements. For 2015, 2016, 2017, and 2018 depreciation and capital expenditures were each estimated to be an average of $400 million annually and pension contribution was estimated to be an average of $50 million annually. Net cash flow retained at subsidiaries to satisfy risk-based capital requirements was estimated to be $632 million, $668 million, $891 million and $1,102 million for 2015, 2016, 2017, and 2018, respectively.

Connecticut General Life Insurance Company1
Statutory Balance Sheets
(In millions)

	As of December 31,
	2015E	2016E	2017E	2018E
Admitted Assets

Cash and invested assets2	$9,194	$9,091	$8,930	$9,003
Premiums and considerations due	3	2	2	2
Receivables from parent, subsidiaries and affiliates	8	6	5	5
Other non-invested assets3	253	202	172	155
Separate account assets	8,050	7,889	7,732	7,577
Total Admitted Assets	17,508	17,191	16,840	16,741

Liabilities

Policy reserves plus deposits	4,528	4,302	4,087	3,883
Contract claims	155	124	105	95
Interest Maintenance Reserve/Asset Valuation Reserve	277	221	188	169
Commissions, expenses, and tax due	255	204	174	156
Payable to Parent, Subs or Affiliates	12	9	8	7
All other liabilities4	404	323	275	247
Separate account liabilities	7,986	7,825	7,667	7,513
Total Liabilities	13,617	13,009	12,504	12,070

Capital and Surplus

Common stock	30	30	30	30
Preferred stock	0	0	0	0
Surplus notes	0	0	0	0
Unassigned surplus/other	3,861	4,152	4,306	4,641
Total Capital and Surplus	3,891	4,182	4,336	4,671

Total Liabilities, Capital and Surplus	$17,508	$17,191	$16,840	$16,741

1 Most new and renewal business that historically was written by Connecticut General Life Insurance Company is being written by Cigna Health and Life Insurance Company, therefore business volumes on Connecticut General Life Insurance Company are generally declining with a corresponding increase in Cigna Health and Life Insurance Company.
2 Cash and invested assets include investments in affiliates.
3 Other non-invested assets include the admitted net deferred tax asset and investment income due and accrued in addition to other items.
4 All other liabilities include liabilities associated with real estate in addition to other items.

Cigna Health and Life Insurance Company1
Statutory Balance Sheets
(In millions)

	As of December 31,
	2015E	2016E	2017E	2018E
Admitted Assets

Cash and invested assets2	$4,392	$4,926	$5,273	$5,786
Premiums and considerations due	589	666	739	813
Receivables from parent, subsidiaries and affiliates	216	244	271	298
Other non-invested assets3	2,015	2,277	2,528	2,780
Separate account assets	0	0	0	0
Total Admitted Assets	7,213	8,113	8,811	9,677

Liabilities

Policy reserves plus deposits	68	77	86	94
Contract claims	1,253	1,416	1,572	1,729
Interest Maintenance Reserve/Asset Valuation Reserve	134	152	168	185
Commissions, expenses, and tax due	768	867	963	1,059
Payable to Parent, Subs or Affiliates	175	198	220	242
All other liabilities4	1,483	1,675	1,860	2,046
Separate account liabilities	0	0	0	0
Total Liabilities	3,881	4,386	4,869	5,355

Capital and Surplus

Common stock	3	3	3	3
Preferred stock	0	0	0	0
Surplus notes	0	0	0	0
Unassigned surplus/other	3,329	3,724	3,940	4,319
Total Capital and Surplus	3,331	3,727	3,943	4,322

Total Liabilities, Capital and Surplus	$7,213	$8,113	$8,811	$9,677

1 Most new and renewal business that historically was written by Connecticut General Life Insurance Company is being written by Cigna Health and Life Insurance Company, therefore business volumes on Connecticut General Life Insurance Company are generally declining with a corresponding increase in Cigna Health and Life Insurance Company.
2 Cash and invested assets include investments in affiliates.
3 Other non-invested assets include amounts receivable relating to uninsured plans and the admitted net deferred tax asset in addition to other items.
4 All other liabilities include liabilities for amounts held under uninsured plans in addition to other items.

Cigna HealthCare of Connecticut, Inc.1
Statutory Balance Sheets
(In millions)

	2015E	2016E	2017E	2018E
Admitted Assets

Cash and invested assets	$32	$33	$34	$34
Investment income due and accrued	0	0	0	0
Accrued retrospective premiums	1	1	1	1
Net deferred tax asset	0	0	0	0
Receivables from parent, subsidiaries and affiliates	0	0	0	0
Healthcare and other amounts receivable	0	0	0	0
Other non-invested assets	0	0	0	0
Total Admitted Assets	34	34	35	36

Liabilities

Claims unpaid and health policy reserves	0	0	0	0
General expenses due or accrued	0	1	1	1
Amounts due to parent, subsidiaries or affiliates	0	0	0	0
Liability write-ins (including industry fee)	0	0	0	0
All other liabilities	0	0	0	0
Total Liabilities	1	1	1	2

Capital and Surplus

Common stock	0	0	0	0
Preferred stock	0	0	0	0
Gross paid in and contributed surplus	34	34	34	34
Surplus notes	0	0	0	0
Unassigned funds	(2)	(1)	(1)	0
Other items (including write-ins for special surplus funds)	0	0	0	0
Total Capital and Surplus	33	33	34	34

Total Liabilities, Capital and Surplus	$34	$34	$35	$36

1 Cigna HealthCare of Connecticut, Inc.’s business consists mostly of dental Health Maintenance Organization (HMO) products.

Cigna Arbor Life Insurance Company1
Statutory Balance Sheets
(In millions)

	As of December 31,
	2015E	2016E	2017E	2018E
Admitted Assets

Cash and invested assets	$9	$9	$10	$10
Premiums and considerations due	0	0	0	0
Receivables from parent, subsidiaries and affiliates	0	0	0	0
Other non-invested assets	0	0	0	0
Separate account assets	0	0	0	0
Total Admitted Assets	9	9	10	10

Liabilities

Policy reserves plus deposits	0	0	0	0
Contract claims	0	0	0	0
Interest Maintenance Reserve/Asset Valuation Reserve	0	0	0	0
Commissions, expenses, and tax due	0	0	0	0
Payable to Parent, Subs or Affiliates	0	0	0	0
All other liabilities	1	1	1	1
Separate account liabilities	0	0	0	0
Total Liabilities	1	1	1	1

Capital and Surplus

Common stock	1	1	1	1
Preferred stock	0	0	0	0
Surplus notes	0	0	0	0
Unassigned surplus/other	6	7	7	7
Total Capital and Surplus	8	8	8	9

Total Liabilities, Capital and Surplus	$9	$9	$10	$10

1 Cigna Arbor Life Insurance Company holds invested assets but does not currently write insurance business.